Exhibit No. 10.20

                               FOURTH AMENDMENT TO
                              EMPLOYMENT AGREEMENT

      WHEREAS, Ernest J. Sewell ("Sewell"), FNB Financial Services Corporation ("FNB"), and FNB Southeast ("Bank") are parties to the Employment Agreement among them, dated May 18, 1995 and amended on May 16, 2002, as of January 1, 2004, and on May 19, 2004; and

      WHEREAS, Sewell, FNB and the Bank desire to further amend the Employment Agreement.

      NOW, THEREFORE, it is agreed as follows:

      Section 1. Special Bonus Payments. Section 3 of the Third Amendment to Employment Agreement and First Amendments to Split-Dollar Agreements And
Collateral Assignments provides that "Annual Special Bonuses" (as defined therein) shall be paid to Sewell in specific circumstances. The parties acknowledge and agree that Sewell will retire from employment by FNB and the Bank as of January 31, 2006 and will thereafter not be an employee or entitled to compensation as an employee of FNB or the Bank. They further acknowledge and agree that notwithstanding Sewell's retirement, the Bank shall remain obligated to pay Sewell the amounts denominated as "Annual Special Bonuses" in such
Section 3 when, as and in the amounts calculated in accordance with the provisions therein, in fulfillment of the Bank's obligations to Sewell under the Employment Agreement, as amended.

      Section 2. Continuing Effect. Except as specifically amended herein, the terms and conditions of the Employment Agreement, as previously amended, should remain in full force and effect.

      This Fourth Amendment To Employment Agreement is effective as of October 31, 2005.


                                           /s/ ERNEST J. SEWELL
                                           -------------------------------------
                                           Ernest J. Sewell


                                           FNB Financial Services Corporation

                                           By: /s/ BARRY Z. DODSON
                                               ---------------------------------
                                                Barry Z. Dodson
                                                Chairman of the Board


                                           FNB Southeast

                                           By: /s/ BARRY Z. DODSON
                                               ---------------------------------
                                                Barry Z. Dodson
                                                Chairman of the Board